Exhibit 99.1

ABS Corporation		Page 1
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

	BALANCE	MARGIN
CERTIFICATES INFORMATION

Investors	$850,000,000.00	0.25%
Transferor	$17,346,931.20	0.00%

OTHER INFORMATION

Original Pool Balance @ Cut-Off Date	$867,346,931.20
Servicing Fee	0.500%

Original Settlement Date	9/24/98
First Payment Date	10/20/98
Short Interest Period Days	26
Managed Amortization Period (Months)	60

Required Credit Enhancement Amount Percentage	1.25%
Required Credit Enhancement Amount	$10,625,000.00
Spread Account Maximum ( % of Invested Amount)	0.25%
Spread Account Maximum	2,125,000.00
Spread Account Floor ( % of Original Balance)	0.00%
Spread Account Step-Up 9+ Mths Delinquent Percentage	0.00%
Initial Insured Amount	$850,000,000.00

Fixed Allocation Percentage	98.00%
Investor Certificate Principal Balance (ICPB)	0.00%
Minimum Transferor Interest Percentage	5.00%
Credit Enhancement Fee	0.105%
Rapid Amortization Event Trigger (% of Original Pool Balance)	1.000%
Tail Adjustment	$0.00

ABS Corporation		Page 2
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

INPUT SECTION (PAGE 1 of 1)

MONTH:	82
DISTRIBUTION DATE:	7/20/05
DETERMINATION DATE:	7/15/05
30
MORTGAGE LOANS PAYMENT SUMMARY
COLLECTION PERIOD:

MTGE LOANS INTEREST RECEIVED	$663,823.14
MTGE LOANS PRINCIPAL RECEIVED	$5,277,293.32
MTGE LOANS NET LIQUIDATION PROCEEDS (ALLOC. TO INTEREST)	$23,771.03
MTGE LOANS NET LIQUIDATION PROCEEDS (NET OF FORECL. PROFIT & ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO INTEREST)	$0.00
MTGE LOANS INSURANCE PROCEEDS (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS SERVICER OPTIONAL ADVANCES (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO INTEREST)	$0.00
MTGE LOANS PURCHASE PRICE (ALLOC. TO PRINCIPAL)	$0.00
MTGE LOANS TRANSFER DEPOSIT AMOUNT (ALLOC. TO PRINCIPAL)	$0.00

MTGE LOANS DRAWS (ADDITIONAL BALANCES)	$2,764,067.85
MTGE LOANS LIQUIDATION LOSS AMOUNT	$129,760.64

MTGE LOANS TOTAL ENDING PRINCIPAL BALANCE	$119,877,024.32

AVERAGE MTGE LOANS RATE	6.7459%

DELINQUENCY & REO SUMMARY
DEL STAT 1 - NO. OF ACCTS	73
DEL STAT 1 - CURRENT BALANCE	$2,175,441.57
DEL STAT 2 - NO. OF ACCTS	16
DEL STAT 2 - CURRENT BALANCE	$442,099.39
DEL STAT 1+ - NO. OF ACCTS	154
DEL STAT 1+ - CURRENT BALANCE	$5,035,836.98
DEL STAT 3+ - NO. OF ACCTS	65
DEL STAT 3+ - CURRENT BALANCE	$2,418,296.02

REO - NO. OF ACCTS	0
REO - CURRENT BOOK BALANCE (UNPAID PRINC. BALANCE)	$0.00

LOAN MODIFICATION SUMMARY
é TOTAL CLTV OF OUTSTANDING POOL BALANCE FOR THIS COLLECTION PERIOD.	74.760%
CUT-OFF DATE WEIGHTED AVERAGE GROSS MARGIN (NOT AN INPUT FIELD)	1.380%
RECALCULATED WEIGHTED AVERAGE GROSS MARGIN	0.746%
MAXIMUM AMOUNT OF MARGIN MODIFICATIONS EXECUTED? (NOT AN INPUT FIELD)	YES

OTHER INFORMATION
LIBOR RATE FOR CURRENT INTEREST PERIOD	3.26000%
INTEREST DEPOSIT INTO SPREAD ACCOUNT (REINVESTMENT)	$0
é AMOUNT OWED TO CREDIT ENHANCER DUE TO PREPAYMENT SHORTFALL	$0
SURETY BOND IN FORCE ? (YES=1; NO=0)	1

ABS Corporation		Page 3
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 1 of 5)

Distribution Date:	7/20/05

LIBOR Rate (Adjusted two business days prior to previous Distribution Date)	3.26000%
Average Mtge Loans Net Loan Rate (Effective Rate; Multiply by 360/365)	6.04847%
Maximum Rate	6.04847%
Investor Certificate Rate (LIBOR + 25 bps)	3.51000%
Investor Certificate Rate Capped at Maximum Rate? (Y=1; N=0)	0
Interest Period (Days)	30

Beginning Pool Balance	122,520,010.43
Beginning Investor Certificate Principal Balance	44,119,090.99
Beginning Transferor Principal Balance	74,271,540.62
Beginning Invested Amount	48,248,469.81
Investor Floating Allocation Percentage	39.3801%
Liquidation Loss Amount	129,760.64
Servicing Fee	51,050.00

Mtge Loans Interest (Net of Cut-Off Date Overdue Interest)	663,823.14
Mtge Loans Principal	5,277,293.32
Mtge Loans Net Liquidation Proceeds	23,771.03
Mtge Loans Insurance Proceeds	0.00
Mtge Loans Optional Servicer Advances	0.00
Mtge Loans Purchase Price	0.00
Mtge Loans Transfer Deposit Amount	0.00
Available Funds	5,964,887.49

Mtge Loans Interest	663,823.14
Mtge Loans Net Liquidations Proceeds (Alloc. To Int.)	23,771.03
Mtge Loans Insurance Proceeds (Alloc. To Int.)	0.00
Mtge Loans Optional Servicer Advances (Alloc. To Int.)	0.00
Mtge Loans Purchase Price (Alloc. To Int.)	0.00
Mtge Loans Interest Collections	687,594.17

Mtge Loans Principal	5,277,293.32
Mtge Loans Net Liquidation Proceeds (Alloc. To Princ. & Net of Forecl. Profits)	0.00
Mtge Loans Insurance Proceeds (Alloc. To Princ.)	0.00
Mtge Loans Purchase Price (Alloc. To Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Mtge Loans Principal Collections	5,277,293.32

Interest Collections	687,594.17
Principal Collections	5,277,293.32

Investor & Transferor Interest & Principal Allocation
Investor Interest Collections	270,775.09
Investor Principal Collections	5,171,747.50
Transferor Interest Collections	416,819.08
Transferor Principal Collections	105,545.82
(Check)	0.00

Investor Loss Amount	51,099.84
Transferor Loss Amount	78,660.80

ABS Corporation		Page 4
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 2 of 5)

Distribution Date:	7/20/05

Investor Interest Collections	270,775.09
less Investor Servicing Fee	20,103.53
less Unpaid Servicing Fee	0.00
less Investor Certificate Interest	129,048.34
less Unpaid Investor Certificate Interest Shortfall	0.00
less Credit Enhancement Premium	3,860.42
less Investor Loss Amount	51,099.84
less Unpaid Investor Loss Amount	0.00
less Unreimbursed Draw Amounts	0.00
Excess Interest	66,662.96
less Accelerated Principal Distribution Amount	13,057.12
less Deposit to (Release from) Spread Account	(13,057.12)
Remaining Excess Interest	66,662.96

Investor Distributions
Investor Certificate Interest	129,048.34
Managed Amortization Period? (Y=1, N=0)	0
Rapid Amortization Period? (Y=1, N=0)	1
Principal Collections less Additional Balances	2,513,225.47
Alternative Principal Payment	2,513,225.47
Maximum Principal Collections	5,171,747.50
Principal Distribution Amount	5,171,747.50
Investor Loss Amount Distributed to Investors	51,099.84
Excess Interest Paid as Principal	13,057.12

Transferor Distributions
Transferor Interest Collections (net of Transferor Servicing Fee)	385,872.61
Funds Released from Spread Account	0.00
Principal Distributions (including Transferor Principal Collections)	105,545.82

Excess Int. (Shortfall) a/ Interest	141,726.75
Excess Int. (Shortfall) a/ Premium b/ Losses	137,866.33
Excess Int. (Shortfall) a/ Losses	86,766.49
Required Amount	0.00
Required Amount Applied to Overcollateralization Amount	0.00
Draw on Policy	0.00

Investor Certificate Distribution Amount (Excluding Credit Enhancement Draw Amount)	5,364,952.79
Credit Enhancement Draw Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Guaranteed Amount	0.00

ABS Corporation		Page 5
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 3 of 5)

Distribution Date:	7/20/05

Beginning Pool Balance	122,520,010.43
Interest Distribution	687,594.17
Principal Distribution	5,277,293.32
Additional Balances	2,764,067.85
Liquidation Loss Amount	129,760.64
Ending Pool Balance	119,877,024.32

Beginning Investor Certificate Principal Balance	44,119,090.99
Investor Certificate Interest	129,048.34
Unpaid Investor Certificate Interest Shortfall distributed	0.00
Investor Certificate Principal	5,235,904.45
Ending Investor Certificate Principal Balance	38,883,186.54
Pool Factor	0.0457449

Beginning Transferor Balance	74,271,540.62
Interest Distribution (including funds released from Spread Account)	416,819.08
Principal Distribution (including Unallocated Transferor Principal Collections)	105,545.82
Additional Balances	2,764,067.85
Losses allocated to Transferor	78,660.80
Ending Transferor Balance	76,851,401.84
Minimum Transferor Interest	5,993,851.22
Transferor Principal Collections Unallocated due to Minimum Transferor Interest (held in Coll. Acct.)	0.00
Total Unallocated Transferor Principal Collections held in Collection Account	0.00

Beginning Invested Amount	48,248,469.81
Principal Distribution Amount	5,171,747.50
Investor Loss Reduction Amount	51,099.84
Ending Invested Amount	43,025,622.48

Beginning Total OC Amount	4,129,378.83
Ending Total OC Amount	4,142,435.94
Ending Total OC Amount (% of Original Invested Amount)	0.49%

Spread Account Cap Amount	107,564.06
Beginning Spread Account Balance	120,621.17
Draw from Account to Pay Credit Enhancer	0.00
Deposit to (Release from)	(13,057.12)
Ending Spread Account Balance	107,564.06
Ending Spread Account Balance (% of Ending Invested Amount)	0.25%
Amount Released from Spread Account	0.00
Unreimbursed Draw on Surety Bond	0.00

ABS Corporation		Page 6
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 4 of 5)

Distribution Date:	7/20/05

Beginning Insured Principal Amount	$44,119,090.99
Ending Insured Principal Amount	$38,883,186.54

Available Credit Enhancement	0.49%
Investor Distribution Amount	5,364,952.79
Transferor Distribution Amount (incl. Excess Cash Rel. From SA)	491,418.43

Investor Loss Amount Reimbursed from Excess Interest	51,099.84
Investor Loss Amount Reimbursed from Policy Draw	0.00
Investor Loss Amount Allocated to OC	0.00
Investor Loss Amount Unreimbursed	0.00
Unreimbursed Loss Amount Distributed	0.00

Cum. Accelerated Principal Distribution Amount	4,142,435.94
Cum. Principal Payments (Including ECPB & APDA)	811,116,813.46
Cum. Principal Payments (Excluding ECPB & APDA)	806,961,320.40
Cum. OC Amount	4,142,435.94
Cum. SA Deposits	107,564.06
Cum. Liquidation Losses	14,871,344.39
Cum. Investor Loss Reduction Amount	0.00
Cum. Purchase Price of Repurchased Loans (Alloc. to Principal)	0.00
Cum. Guaranteed Principal Distribution Amount	0.00
Cum. Credit Enhancement Draw Amount	0.00

Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.634%

Accrued but Unpaid a/ Distribution
Servicing Fee	0.00
Investor Certificate Interest	0.00
Credit Enhancement Premium	0.00
Unreimbursed Draw Amounts	0.00

ABS Corporation		Page 7
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Detailed Information (Page 5 of 5)

Distribution Date:	7/20/05

SOURCES OF FUNDS:
Mtge Loans Interest	663,823.14
Mtge Loans Net Liq. Proceeds (Alloc. to Int. & Incl. Rec. Charge-Offs)	23,771.03
Mtge Loans Insurance Proceeds (Alloc. to Int.)	0.00
Mtge Loans Purchase Price (Alloc. to Int.)	0.00
Mtge Loans Principal	5,277,293.32
Mtge Loans Net Liq. Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Insurance Proceeds (Alloc. to Princ.)	0.00
Mtge Loans Purchase Price (Alloc. to Princ.)	0.00
Mtge Loans Transfer Deposit Amount	0.00
Reinvestment Earnings	0.00
Draw on Policy	0.00
Total	5,964,887.49

USES OF FUNDS
Servicing Fee	51,050.00
Investor Interest Distribution	129,048.34
Accrued and Unpaid Investor Interest Distributed	0.00
Investor Principal Distribution	5,235,904.45
Transferor Distribution (not including Cash Released to Transferor)	491,418.43
Unallocated Transferor Principal Collections	0.00
Accrued and Unpaid Servicing Fee Distributed	0.00
Credit Enhancement Premium Distributed	3,860.42
Cash Deposited to (Released from) Spread Account	(13,057.12)
Cash Released to Transferor	66,662.96
Total	5,964,887.49

PERFORMANCE PARAMETERS
Aggregate Amount of Locked Balances	1,654,848.34
Aggregate Amount of Locked Balances - %	1.380%
Portfolio CLTV as of the End of the Collection Period	74.760%
Amount of Pool Balance Offered the “Skip-a-Pay Program”	0.00
Percentage of Pool Balance Offered the “Skip-a-Pay Program”	0.00%
Number of Accounts Accepting the “Skip-a-Pay Program”	0
Aggregate Principal Balance of Accounts Accepting the “Skip-a-Pay Program”	0.00

ERROR CHECK

Sources & Uses	OK
Pool Balance	OK
Transferor Balance	OK
Loss Allocation	OK
Overcollateralization	OK
Balance Reduction	OK

Distribution List:
Bill Marshall, JPMorgan Chase Bank, N.A.

ABS Corporation		Page 8
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 1 of 3)

Distribution Date:	7/20/05

A. POOL INFORMATION

Aggregate Amount of Collections	5,964,887.49
Aggregate Amount of Interest Collections	687,594.17
Aggregate Amount of Principal Collections	5,277,293.32
Transfer Deposit Amount	0.00
Beginning Pool Balance	122,520,010.43
Ending Pool Balance	119,877,024.32
Additional Balances	2,764,067.85
Cum. Modifications to Credit Limits ($ of Initial Credit Limits)	$0.00
Cum. Modifications to Credit Limit (% of Initial Credit Limits)	0.00%
Cum. Change in Weighted Average Gross Margin (Cut-Off Margin-Current Margin)	0.634%
Servicing Fee	51,050.00
Unpaid Servicing Fee Received	0.00
Remaining Accrued and Unpaid Servicing Fee	0.00

B. INTEREST, PRINCIPAL & LOSS ALLOCATION

Investor Certificateholder Floating Allocation Percentage	39.38%
Investor Certificateholder Fixed Allocation Percentage	98.00%
Investor Interest Collections	270,775.09
Investor Principal Collections	5,171,747.50
Transferor Interest Collections	416,819.08
Transferor Principal Collections	105,545.82
Investor Loss Amount	51,099.84
Beginning Invested Amount	48,248,469.81
Ending Invested Amount	43,025,622.48

C. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	129,048.34
Investor Certificate Interest Shortfall b/ any Draw on Policy	0.00
Unpaid Investor Certificate Interest Shortfall Received	0.00
Unpaid Investor Certificate Interest Shortfall Remaining	0.00

Principal Distribution Amount	5,171,747.50
Managed Amortization Period? (Yes=1; No=0)	0
Rapid Amortization Period? (Yes=1; No=0)	1
Maximum Principal Collections Payment	5,171,747.50
Alternative Principal Payment	2,513,225.47
Principal Collections less Additional Balances	2,513,225.47
Investor Loss Amount Distributed to Investors	51,099.84
Accelerated Principal Distribution Amount	13,057.12

D. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Certificate Principal Balance	44,119,090.99
Ending Certificate Principal Balance	38,883,186.54
Pool Factor	0.0457449

ABS Corporation		Page 9
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 2 of 3)

Distribution Date:	7/20/05

E. DISTRIBUTIONS TO TRANSFEROR

Interest Distribution	416,819.08
Principal Distribution	105,545.82
Amount Distributed to Transferor	0.00

F. TRANSFEROR BALANCE

Beginning Transferor Principal Balance	74,271,540.62
Ending Transferor Principal Balance	76,851,401.84
Minimum Transferor Balance	5,993,851.22

G. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	3.51000%
LIBOR Rate	3.26000%
Maximum Rate	6.04847%
Weighted Average Mortgage Net Loan Rate	6.04847%

H. CREDIT ENHANCEMENT

Credit Enhancement Fee	3,860.42
Guaranteed Amount	0.00
Guaranteed Principal Distribution Amount	0.00
Credit Enhancement Draw Amount	0.00

I. SPREAD ACCOUNT

Beginning Spread Account Balance	120,621.17
Ending Spread Account Balance	107,564.06
Amount to be distributed to (Released from) the Spread Account	(13,057.12)
Amount Released from Spread Account	0.00
Spread Account Maximum	107,564.06

J. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	73
Trust Balances	2,175,441.57
Delinquent 60-89 days
No. of Accounts	16
Trust Balances	442,099.39
Delinquent 90+ days
No. of Accounts	65
Trust Balances	2,418,296.02
Delinquent 9+ months
No. of Accounts	0
Trust Balances	0.00
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation		Page 10
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Servicer Certificate (Page 3 of 3)

Distribution Date:	7/20/05

K. EVENT OF DEFAULT TRIGGERS	0

Failure by Seller to make payment within 5 Business Days of Required Date ?	0
Failure by Seller to perform any covenants described in the Agreement ?	0
Bankruptcy or Insolvency relating to Servicer ?	0

L. RAPID AMORTIZATION EVENT TRIGGERS	0

Failure by Seller to make payment within 3 Business Days of Required Date ?	0
Breach of Representation or Warranty by Seller or Depositor?	0
Bankruptcy or Insolvency relating to Transferor ?	0
Subject to Investment Company Act of 1940 Regulation ?	0
Any Event of Default ?	0
Draws Under Policy are Greater than 1% of Initial Pool Principal Balance?	0

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 15th day of July 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.) as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

Distribution List:

MBIA

Bill Marshall, JPMorgan Chase Bank, N.A.

Moody’s Investors Service

Standard & Poor’s Corp.

ABS Corporation		Page 11
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Statement to Certificateholders (Page 1 of 2)

Distribution Date:	7/20/05

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000 ORIGINAL PRINCIPAL AMOUNT)

A. INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS

Investor Certificate Interest Distributed	0.151822
Investor Certificate Interest Shortfall Distributed	0.000000
Remaining Unpaid Investor Certificate Interest Shortfall	0.000000

Managed Amortization Period ? (Yes=1; No=0)	0
Investors Certificate Principal Distributed	6.159888
Principal Distribution Amount	6.084409
Maximum Principal Payment	6.084409
Alternative Principal Payment	2.956736
Principal Collections less Additional Balances	2.956736
Investor Loss Amount Distributed to Investors	0.060117
Accelerated Principal Distribution Amount	0.015361
Credit Enhancement Draw Amount	0.00

Total Amount Distributed to Certificateholders (P & I)	6.311709

B. INVESTOR CERTIFICATE PRINCIPAL BALANCE

Beginning Investor Certificate Balance	44,119,090.99
Ending Investor Certificate Balance	38,883,186.54
Beginning Invested Amount	48,248,469.81
Ending Invested Amount	43,025,622.48
Investor Certificateholder Floating Allocation Percentage	39.3801%
Pool Factor	0.0457449
Liquidation Loss Amount for Liquidated Loans	129,760.64
Unreimbursed Liquidation Loss Amount	0.00

C. POOL INFORMATION

Beginning Pool Balance	122,520,010.43
Ending Pool Balance	119,877,024.32
Servicing Fee	51,050.00

D. INVESTOR CERTIFICATE RATE

Investor Certificate Rate	3.510000%
LIBOR Rate	3.260000%
Maximum Rate	6.048475%

E. DELINQUENCY & REO STATUS

Delinquent 30-59 days
No. of Accounts	73
Trust Balances	2,175,441.57
Delinquent 60-89 days
No. of Accounts	16
Trust Balances	442,099.39
Delinquent 90+ days
No. of Accounts	65
Trust Balances	2,418,296.02
Delinquent 9+ Months
No. of Accounts	0
Trust Balances	0
REO
No. of Accounts	0
Trust Balances	0.00

ABS Corporation		Page 12
Banc One Home Equity Loan Trust 1998-1
P & S Agreement Date:	August 31, 1998
Original Settlement Date:	September 24, 1998
Series Number of Certificates:
Original Collateral Sale Balance	$867,346,931.20

Statement to Certificateholders (Page 2 of 2)

Distribution Date:	7/20/05

IN WITNESS WHEREOF, the undersigned has caused this Certificate to be duly executed and certifies to the best of his knowledge and belief that information is true and correct this 15th day of July 2005

JPMorgan Chase Bank, N.A. (formerly Bank One, N.A.) as Servicer

/s/ Philip C. McNiel
Philip C. McNiel
Vice President

Distribution List:

Bill Marshall, JPMorgan Chase Bank, N.A.